UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



Date of Report (Date of earliest event reported):  June 2, 2003



                      HEMACARE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)



   000-15223                              95-3280412
Commission File No.)         (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968
                                  -1-

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated June 2, 2003, issued by HemaCare Corporation ("HemaCare") annoucing Jody DeVere as the Comany's National Director of Sales and Marketing is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number   Description

99.1             Press Release issued by HemaCare, dated
                 June 2, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 3, 2003           HEMACARE CORPORATION

                             /s/ Judi Irving
                             ----------------------------
                              Judi Irving,
                              Chief Executive Officer




                          EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
99.1             Press Release issued by HemaCare, dated June
                 2, 2003